LETTER TO THE SHAREHOLDERS

January 25, 1999
Dear Shareholder,



   We are pleased to report that for the year ended December 31, 1998, the net asset value per share of the New Germany Fund, adjusted for $3.66 in distributions paid during the year, rose 23.9%, outperforming the MDAX by 9.3%. The share price of your Fund rose 21.6% during the same period. During the fourth quarter the net asset value per share and share price rose 10.7% and 15.7% respectively, compared to 6.5% for the MDAX. The Fund's 20% exposure to non-German stocks, specifically Nokia and Telecom Italia, was a significant factor in beating the benchmark. Another factor was the Fund's 2% overweight position in the medical equipment sector.

   1998 was a year of disappointments. What had begun as only an adverse sentiment towards a limited number of countries in South-east Asia, increased dramatically, affecting emerging markets in other regions and threatening global financial stability. In Russia, financial market turmoil forced the authorities to announce a debt moratorium; Japan fell into its deepest recession in post-war history; and commodity prices collapsed due to sharply lower demand. Fearing the crisis would spill over to other countries, investors sought relief in the most liquid assets available.

   Fortunately, the outlook for 1999 appears favorable. On January 1, 1999, the Euro was successfully launched and most economists expect it to unleash investor interest in Europe. The outlook for 1999 for Germany's own economy also looks favorable. GDP growth estimates have been lowered due to a global slowdown, but are still expected to be above 2.0%. Furthermore, Germany's growth will be better balanced than in the past, when a weak Deutschemark boosted exports but not much else. Private consumer demand is picking up and industrial production remains strong. Even the construction sector, after years in the doldrums, shows signs of improvement. Inflation, now below 1%, is well under control, and should lead to even lower interest rates across Europe, ensuring growth remains on track.

   The New Germany Fund continues open-market purchases of its shares buying 7,213,444 shares, a record number, during the past year, compared to 1,278,196 shares bought the previous year. Many of these shares were reissued to investors who chose to take their dividends in the form of stock. We believe that stock issued for dividends is less likely to be sold into the market since investors who seek cash would choose this option at the outset. Thus, we feel that the stock buyback program has been successful in absorbing much of the selling interest in Fund shares. We believe that the shares are attractively priced, and the Fund continues its buyback program in an ongoing effort to enhance shareholder value.

                               Sincerely,

/s/ Michael W.R. Dobson        /s/ Kenneth J. Tarr
------------------------       --------------------
Michael W.R. Dobson            Kenneth J. Tarr
Chairman                       President and
                               Chief Executive Officer

FUND HISTORY AS OF DECEMBER 31, 1998


STATISTICS:
Net Assets ..........   $505,058,021
Shares Outstanding...     30,542,642
NAV Per Share .......         $16.54

TOTAL RETURNS:

  Period                           NAV
  ------                          -----
1 year ended 12/31/98 ...         23.85%
3 years ended 12/31/98*...        17.82%
5 years ended 12/31/98*...        12.96%
*Average annual return

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

  Record                  Ordinary       LT Capital
   Date                    Income          Gains           Total
  ------                  --------       ----------        -----
11/16/98 ......           $   1.00        $   2.66        $   3.66
11/17/97 ......           $   1.06        $   0.92        $   1.98
9/3/97 ........           $   0.21        $   0.13        $   0.34
12/19/96 ......           $   0.37        $   1.03        $   1.40
12/27/95 ......           $   0.16        $   0.25        $   0.41

OTHER INFORMATION:

NYSE Ticker Symbol ...............         GF
Dividend Reinvestment Plan .......        Yes
Voluntary Cash Purchase Program...        Yes
Annual Expense Ratio .............        .98%

PERFORMANCE
------------------------------------------------------------------

In the printed document there appears a bar graph with the following percentages depicted.




                      Year               Year
                      ended              ended
                    12/31/98            12/31/97
                    --------            --------

NET ASSET VALUE      23.85%              8.48%
MARKET VALUE         21.58%             18.36%
MDAX                 14.62%              6.84%

PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 1998
-------------------------------------------------------------------

In the printed version there appears a pie chart with the following percentages depicted:



Banking                                   8.1%
Pharmaceutical                           15.6%
Cosmetics                                 4.5%
Construction Materials                    2.2%
Food                                      2.8%
Manufacturing                             1.3%
Machinery/Engineering                     5.3%
Utilities                                 2.2%
Medical Equipment                        11.2%
Electrical                                4.7%
Telecommunications                       10.5%
Insurance                                23.4%
Apparel                                   4.3%
Healthcare                                1.6%
Leisure & Tourism                         1.1%
Publishing                                1.2%



10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 1998
--------------------------------------------------


                                                   % of
                                                 Portfolio
                                                  -------

 1.   Fresenius                                      7.3
 2.   Deutsche Pfandbrief-und Hypothekenbank         7.1
 3.   Ergo Versicherungs                             7.0
 4.   Merck                                          6.5
 5.   Marschollek Laut & Partner                     5.7

                                                   % of
                                                 Portfolio
                                                  -------

 6.   Nokia                                         5.7
 7.   Internationale Nederlanden Groep              4.6
 8.   AXA Colonia Konzern                           4.6
 9.   Wella                                         4.5
10.   Hugo Boss                                     4.3

INTERVIEW WITH THE PORTFOLIO MANAGER
---------------------------------------------------

Question: Germany's new government has pledged to reform Germany's tax structure to bring it more in line with other Western countries. How will the proposed changes affect investors in Germany?

Answer: In the four months since the Bundestag elections in September 1998, the new government has already made a series of important fiscal decisions. There are now concrete plans for both tax reforms and a reduction in pension-insurance contributions. Specifically, the tax relief will cut the bottom marginal tax rate to 23.9% from 25.9%; cut the top marginal tax rate to 45% from 47%; and cut the corporation tax on retained earnings to 40% from 45%. Households will gain significantly from the changes in fiscal law. On the bottom line, the tax cuts should return DEM 10 billion to households and would permit an increase of nearly half a percentage point in real private consumption. The corporate sector, on the other hand, will end up paying more. Although companies will profit in 1999 from the reduction in the top rates of corporate income tax reform, they will have to foot the bill for most of the extra financing through tougher rules on the calculation of profits. The effect of this on corporations will likely lead to fewer investment projects, at least in the short term. Therefore, the outlook for 1999 is stronger consumption fed by fiscal measures, but weaker investment.

Question: If you expect Germany's GDP growth to slow to 2% from 2.75%, why then do you feel that German equities remain attractive?

Answer: There are three key reasons why we remain positive about the German equity market. First, although growth is forecasted to slow in 1999 in Germany, the same can be said for the United States and the rest of Europe. However, in Germany, there is growing pressure on the European Central Bank to cut interest rates in order to help boost the economy and create jobs. In contrast, GDP growth in the U.S. during the fourth quarter was much higher than expected and so there is little chance of any further rate reduction. In fact, some economists are calling for a rate increase in the U.S. We feel that rates in Germany will be lowered in 1999 as inflation is at the lowest annual rate in over 30 years. Lower interest rates should support corporate earnings as borrowing costs are cheaper. Secondly, German companies are leading the way in Europe in merger activity as the single currency increases competition. The automobile industry was turned upside down with the DaimlerBenz and Chrysler merger and has forced other manufacturers to consider partners in order to remain competitive. The pending merger with Deutsche Bank and Bankers Trust is having the same impact on the banking sector. Thirdly, contrary to most expectations, the Euro has weakened considerably against the dollar. When the single currency was launched on January 1, one U.S. dollar was worth .85 Euros, compared to .88 Euros today. Germany, being Europe's biggest exporter, will benefit from this as its exports become cheaper, and will therefore give an added boost to corporate earnings.


Hanspeter Ackermann
Portfolio Manager of the New Germany Fund

REPORT OF INVESTMENT ADVISER AND MANAGER
-------------------------------------------------------------------------------

Outlook for the German Economy

     Germany's economic growth, while expected to stay above 2%, is likely to slow in 1999 from 2.8% this year as demand falls amid recessions in Asia, Russia, and Latin America. However, the shift in the relative strength of the different growth forces looks set to continue in 1999. Exports, which have long been the main engine of GDP expansion in Germany, will lose momentum next year but will partially be offset by the strong growth in private consumption. Consumption should be spurred by a number of factors, including lower average unemployment and higher pay settlements than in recent years. The new government's tax reform will also have a positive effect as DEM 14 billion is returned to households. Consumption is also receiving a boost from falling interest rates which reduces the cost of financing. Furthermore, the level of German consumer spending has been below that of many European countries. We believe there is significant pent-up demand from consumers to participate in the economic recovery by spending some of their accumulated wealth. In the next quarter, we expect that the German equity market should be supported by the high level of liquidity among investors and a reallocation of global funds toward Europe.

The Fund's Portfolio Strategy

     The current environment remains structurally supportive for German equities. As long as monetary policy remains expansionary, excess liquidity is likely to be channeled into financial markets. Our stock selection concentrates on cost leadership, exposure to global growth, and a strict commitment by management to enhance shareholder value. The Fund has increased its exposure in the banks as this sector represents compelling valuations and we believe market participants underestimate the potential earnings recovery in 1999. The Fund maintains its overweight position in pharmaceutical stocks as this sector offers superior growth prospects coupled with reasonable valuations. We have maintained the Fund's zero exposure to the automobile sector. Although some companies might defy an expected slow down of car demand with successful launches of new models in the short-term, we have taken a more cautious view on the ability of car companies to improve profitability beyond 1999. Going forward, earnings are bound to shrink ahead of a more difficult volume situation and possible price pressures for the Euro participants, as pricing discrepancies become more visible. The Fund has maintained its over- weight position in the telecommunications sector. The Fund focuses on mobile operators such as Nokia and Ericsson, while de-emphasizing the fixed line operators where price pressures cannot be offset by volume growth. Steel, engineering and chemical stocks remain underweighted, as the slowing business environment will lead to lower earnings in 1999.

STRUCTURE OF THE FUND
--------------------------------------------------------------------------------

     Unlike open-end mutual funds, closed-end funds do not issue or redeem shares on a daily basis. Closed-end funds have a fixed number of shares that trade on a stock exchange, with their share price determined by market factors such as supply and demand. As a result, closed-end funds may trade above their net asset value ("market premium"), or below their net asset value ("market discount"), with share prices fluctuating just like any other listed stock price.

     In contrast, the price of open-end funds is based on net asset value, and shares are sold either directly through the fund family, or through a broker. Shareholders may redeem their shares by selling them back to the fund at the current net asset value. An open-end fund must continuously offer and sell new shares to offset redemptions or else it will become too small to invest in an adequately diversified portfolio, and its fixed expenses will become a serious drag on investment returns.

     There are advantages to investing in both closed-end and open-end funds. Open-end funds are particularly appealing when they are part of a large fund family offering clients a variety of complementary investment objectives. Because of the possibility of unexpected redemptions, they usually invest in highly liquid securities, and they provide shareholders services such as telephone exchange privileges and direct-mail distribution.

     The closed-end format is particularly appealing for specialty investing, such as investment in the stocks of a particular foreign country or region. The closed-end fund manager does not have to hold a portion of fund assets in easy-to-sell securities to cover the possibility of client redemptions, as the open-end fund manager must do. The closed-end fund manager may therefore concentrate on choosing the securities that will best allow the fund to meet its objectives.

     Studies comparing the relative performance of open-end and closed-end foreign equity funds have shown that, over time, closed-end funds may significantly outperform open-end funds. Results of one such study by a major securities firm suggest that the spread in performance may be as high as 300 basis points. This performance advantage for closed-end funds is due to several factors. Because closed-end funds are traded on an exchange without regard to net asset value, fund managers can focus on long-term investment return without the threat of raising cash for redemptions at market bottoms, or investing new cash at market highs. In addition, closed-end funds have significantly lower expense ratios since they are not burdened with 12b-1 or other marketing fees generally levied by open-end funds


SHARE BUY-BACKS INCREASED
--------------------------------------------------------------------------------

   Your Fund has an active stock buy-back program. During 1998 it bought back 7,213,444 shares, compared with 1,278,196 in 1997. Many shares are reissued to those electing to take their dividends in stock. However, management believes stock issued for dividends is much less likely to come back into the market than other shares. This is because investors wanting cash would take that option at the outset. Thus, we believe the stock buy-back program has been successful in absorbing much of the selling interest in Fund shares.

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

     The Fund has an attractive way to purchase additional shares at a reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee. Further information is contained at the end of this Annual Report.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS--December 31, 1998
--------------------------------------------------------------------------------


     Shares                       Description                         Value
     ------                       -----------                         -----

INVESTMENTS IN GERMAN SECURITIES--
     77.7% OF NET ASSETS

                  COMMON STOCKS--58.5%

                  APPAREL--2.3%
      7,000       Hugo Boss ..................................       $11,716,881
                                                                     -----------
                  BANKING--6.9%
    400,000       Deutsche Pfandbrief-und
                   Hypothekenbank .............................       34,911,525
                                                                     -----------

                  COSMETICS--2.6%
     19,000       Wella ......................................        13,289,096
                                                                     -----------
                  ELECTRICAL--2.5%
    430,000       Vossloh ....................................        12,595,648
                                                                     -----------
                  HEALTHCARE--1.0%
     50,000       Rhoen-Klinikum .............................         4,946,796
                                                                     -----------
                  INSURANCE--12.8%
     21,800       Aachen & Muenchener
                   Beteiligung (Reg. Shares)...................        3,192,850
     37,600       Aachen & Muenchener
                   Beteiligung ................................        4,407,795
    200,000       AXA Colonia Konzern ........................        22,596,844
    210,000       Ergo Versicherungs .........................        34,522,956
                                                                     -----------
                                                                      64,720,445
                                                                     -----------

                  MACHINERY/ENGINEERING--5.2%
    350,000       Barmag .....................................        10,043,042
    220,000       Heidelberger Druckmaschinen ................        16,242,229
                                                                     -----------
                                                                      26,285,271
                                                                     -----------

                  MANUFACTURING--1.3%
    250,000       AGIV .......................................         6,426,351
                                                                     -----------
                  MEDICAL EQUIPMENT--6.6%
     76,400       Fresenius ..................................        14,158,296
    275,000       Fresenius Medical Care .....................        19,316,416
                                                                     -----------
                                                                      33,474,712
             -----------

     Shares                        Description                        Value
     ------                        -----------                        -----

                  PHARMACEUTICAL--13.9%
    225,000       Altana .....................................       $17,485,653
    300,000       Gehe .......................................        20,624,102
    720,000       Merck KGaA .................................        32,281,205
                                                                     -----------
                                                                      70,390,960
                                                                     -----------
                  PUBLISHING--1.2%
      7,200       Springer (Axel) ............................         6,025,825
                                                                     -----------
                  UTILITIES--2.2%
    405,400       Berliner Kraft und Licht ...................        10,905,667
                                                                     -----------
                  Total Common Stocks
                    (cost $232,572,613) ......................       295,689,177
                                                                     -----------

                  PREFERRED STOCKS--19.2%
                  APPAREL--1.9%
      5,000       Hugo Boss ..................................         9,564,802
                                                                     -----------

                  CONSTRUCTION
                    MATERIALS--2.2%
     40,000       Dyckerhoff .................................        11,047,346
                                                                     -----------
                  COSMETICS--1.8%
     11,000       Wella ......................................         9,140,363
                                                                     -----------
                  FOOD--2.7%
     30,000       Suedzucker .................................        13,576,040
                                                                     -----------

                  HEALTHCARE--0.6%
     29,600       Rhoen-Klinikum .............................         3,008,130
                                                                     -----------
                  INSURANCE--5.6%
     50,000       Marschollek Laut & Partner .................        28,395,505
                                                                     -----------
                  MEDICAL EQUIPMENT--4.4%
    105,000       Fresenius ..................................        22,031,923
                                                                     -----------
                  Total Preferred Stocks
                    (cost $76,307,547) .......................        96,764,109
                                                                     -----------
                  Total Investments in
                    German Securities
                    (cost $308,880,160) ......................       392,453,286
                                                                     -----------

                       See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS--December 31, 1998 (continued)
--------------------------------------------------------------------------------


     Shares                       Description                         Value
     ------                       -----------                         -----

INVESTMENT IN DUTCH
    COMMON STOCK--4.5%

                  INSURANCE--4.5%
    375,000       Internationale Nederlanden Groep
                    (cost $6,301,074) ..........................     $22,742,320
                                                                      ----------
INVESTMENT IN FINNISH
    COMMON STOCK--5.5%
                  TELECOMMUNICATIONS--5.5%
    230,000       Nokia (A shares)
                    (cost $14,466,527) .........................      27,971,754
                                                                      ----------
INVESTMENTS IN FRENCH
    COMMON STOCKS--3.2%
                  ENERGY SOURCES--2.1%
     16,000       Sagem ........................................      10,533,246
                                                                      ----------
                  LEISURE & TOURISM--1.1%
     25,000       Accor ........................................       5,382,275
                                                                      ----------
                  Total Investments in French
                    Common Stocks
                    (cost $12,599,940) .........................      15,915,521
                                                                      ----------

INVESTMENTS IN ITALIAN
    COMMON STOCKS--4.3%
                  BANKING--1.0%
  3,000,000       Banca di Roma* ...............................       5,061,483
                                                                      ----------
                  TELECOMMUNICATIONS--3.3%
  2,275,000       Telecom Italia Mobile ........................      16,734,072
                                                                      ----------
                  Total Investments in Italian
                    Common Stocks
                    (cost $18,292,578) .........................      21,795,555
                                                                      ----------


     Shares                       Description                         Value
     ------                       -----------                         -----

INVESTMENT IN SWEDISH
    COMMON STOCK--1.4%
                  TELECOMMUNICATIONS--1.4%
    300,000       Ericsson (B Shares)
                    (cost $5,469,740) ..........................     $ 7,130,542
                                                                      ----------

INVESTMENT IN SWISS
    COMMON STOCK--1.4%
                  PHARMACEUTICAL--1.4%
      3,500       Novartis
                    (cost $3,697,215) ..........................       6,848,819
                                                                      ----------

                  Total Investments--98.0%
                   (cost $369,707,234) .........................     494,857,797
                                                                     -----------
                  Cash and other assets in excess
                    of liabilities--2.0% .......................      10,200,224
                                                                    ------------

                  NET ASSETS--100% ............................     $505,058,021
                                                                    ============

------------------
*  Non-income producing securities.

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
-------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $369,707,234) ................          $ 494,857,797
Cash and foreign currency (includes $7,588,173 equivalent
   in an interest-bearing Deutsche mark account
   with Deutsche Bank AG) ................................             10,073,278
Foreign withholding tax refund receivable ................                509,711
Interest receivable ......................................                 78,457
Other assets .............................................                 11,545
                                                                    -------------
   Total assets ..........................................            505,530,788
                                                                    -------------
LIABILITIES
Management fee payable ...................................                236,636
Investment advisory fee payable ..........................                111,931
Accrued expenses and accounts payable ....................                124,200
                                                                    -------------
   Total liabilities .....................................                472,767
                                                                    -------------
NET ASSETS ...............................................          $ 505,058,021
                                                                    =============

Net assets consist of:
Paid-in capital, $.001 par
   (Authorized 80,000,000 shares) ........................          $ 463,077,313
Cost of 4,206,699 shares held in treasury ................            (71,029,790)
Distribution in excess of net realized gain on investments
   and foreign currency transactions .....................            (12,148,862)
Net unrealized appreciation of investments
   and foreign currency ..................................            125,159,360
                                                                    -------------
Net assets ...............................................          $ 505,058,021
                                                                    =============

Net asset value per share
   ($505,058,021 divided by 30,542,642 shares of
   common stock issued and outstanding) ..................          $       16.54
                                                                    =============


See Notes to Financial Statements.


                                       9


THE NEW GERMANY FUND, INC.
STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------




                                                                                For the
                                                                               year ended
                                                                            December 31, 1998
                                                                            -----------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $840,927) ........          $   6,693,679
   Interest ........................................................                434,253
                                                                              -------------
   Total income ....................................................              7,127,932
                                                                              -------------
Expenses
   Management fee ..................................................              3,266,650
   Investment advisory fee .........................................              1,558,119
   Reports to shareholders .........................................                275,920
   Custodian and Transfer Agent's
      fees and expenses ............................................                203,038
   Directors' fees and expenses ....................................                152,592
   Legal fee .......................................................                113,759
   Audit fee .......................................................                 53,500
   NYSE listing fee ................................................                 32,340
   Miscellaneous ...................................................                 45,509
                                                                              -------------
   Total expenses ..................................................              5,701,427
                                                                              -------------
Net investment income ..............................................              1,426,505
                                                                              -------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments .....................................................             91,805,410
   Foreign currency transactions ...................................               (645,113)
Net change in unrealized appreciation/depreciation on:
   Investments .....................................................             32,555,180
   Translation of other assets and liabilities from foreign currency                 61,211
                                                                              -------------
Net gain on investments and foreign currency transactions ..........            123,776,688
                                                                              -------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .......................................          $ 125,203,193
                                                                              =============


See Notes to Financial Statements

THE NEW GERMANY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                                  For the               For the
                                                                  year ended          year ended
                                                               December 31, 1998   December 31, 1997
                                                               -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income .................................      $   1,426,505       $   2,502,708
   Net realized gain (loss) on:
      Investments ........................................         91,805,410          60,670,562
      Foreign currency transactions ......................           (645,113)         (1,962,518)
   Net change in unrealized appreciation/depreciation on:
      Investments ........................................         32,555,180          (9,519,777)
      Translation of other assets and liabilities
        from foreign currency ............................             61,211             (40,306)
                                                                -------------       -------------
   Net increase in net assets resulting from operations ..        125,203,193          51,650,669
                                                                -------------       -------------
Distributions to shareholders from:
   Net investment income .................................         (1,577,499)         (1,011,979)
   Net realized foreign currency gains* ..................           (431,945)               --
   Net realized short term capital gains* ................        (25,470,570)        (40,737,378)
   Net realized long term capital gains ..................        (73,370,541)        (34,503,212)
                                                                -------------       -------------
                                                                 (100,850,555)        (76,252,569)
                                                                -------------       -------------
Capital share transactions:
   Net proceeds from reinvestment of dividends
      (5,282,875 and 1,816,209 shares, respectively) .....         71,405,414          24,804,876
   Cost of shares repurchased (7,213,444 and 1,278,196
      shares, respectively) ..............................       (121,798,449)        (18,231,089)
                                                                -------------       -------------
   Net increase (decrease) in net assets from capital
      share transactions .................................        (50,393,035)          6,573,787
                                                                -------------       -------------
Total decrease in net assets .............................        (26,040,397)        (18,028,113)

NET ASSETS
Beginning of year ........................................        531,098,418         549,126,531
                                                                -------------       -------------
End of year (including undistributed net investment income
   of $0 as of December 31, 1998 and 1997) ...............      $ 505,058,021       $ 531,098,418
                                                                =============       =============

-----------------
* Characterized as ordinary income for tax purposes.
See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Repurchase Agreements: The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102 percent of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Loans of Portfolio Securities: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The cash collateral received is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Such collateral is invested in short term instruments and any interest income in excess of agency fees and of a predetermined rebate to the borrowers is earned by the Fund as interest income.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Deutsche mark ("DM") and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS -- continued
-----------------------------------------------------------------------------


Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT
        ADVISORY AGREEMENTS

The Fund has entered into a Management Agreement with and related undertaking by (collectively, the "Management Agreement") Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES
For the year ended December 31, 1998, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and Deutsche Bank Securities, a direct subsidiary of Deutsche Bank AG, received $842,660 and $278,238, respectively, in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

For the year ended December 31, 1998, interest income earned on the Deutsche mark account with Deutsche Bank AG was $273,538.

Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1998, were $361,845,113 and $545,862,398, respectively.

The cost of investments at December 31, 1998 was $370,971,156 for United States Federal income tax purposes. Accordingly, as of December 31, 1998, net unrealized appreciation of investments aggregated $123,886,641, of which $128,496,698 and $4,610,057 related to unrealized appreciation and depreciation, respectively.

During the period November 1, 1998 to December 31, 1998, the Fund incurred capital losses and foreign currency losses of $9,118,046 and $1,575,957, respectively. These losses were deferred for federal income tax purposes to January 1, 1999.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS -- continued
-----------------------------------------------------------------------------


NOTE 5. PORTFOLIO SECURITIES LOANED
For the year ended December 31, 1998, net earnings to the Fund from investing collateral received with respect to securities loaned were $67,818 after deducting borrowers' rebate and agency fees of $985,095 and $26,280, respectively.

NOTE 6. CAPITAL
During the years ended December 31, 1998 and 1997, the Fund purchased 7,213,444 and 1,278,196 of its shares of common stock on the open market at a total cost of $121,798,449 and $18,231,089, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 15.6% and 21.0%, respectively. These shares are held in treasury.

NOTE 7. LITIGATION
On December 23, 1998, a complaint purporting to be a class action was filed against the Fund, its Manager, Investment Adviser and its Directors, alleging such parties failed to take adequate steps to diminish the trading discount of the Fund's shares. Management of the Fund believes that this claim is without merit and it intends to contest all allegations as well as the purported class status. Although the amount of loss, if any, cannot be estimated at the present time, management believes that it will not have a material adverse effect on the Fund's financial condition.


THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the years indicated:


                                                                For the year ended December 31,
                                             1998            1997              1996            1995        1994
                                             -----           ----              ----            ----        ----
Per share operating performance:
Net asset value:
Beginning of year .....................    $   16.35      $     17.20      $    15.28       $   14.54   $    14.25
                                           ---------      -----------      ----------       ---------   ----------
Net investment income .................          .06              .08             .10             .15          .14
Net realized and unrealized gain on
   investments and foreign currency
   transactions .......................         3.54             1.46            3.09             .98          .88
                                           ---------      -----------      ----------       ---------   ----------
Increase from investment
   operations .........................         3.60             1.54            3.19            1.13         1.02
                                           ---------      -----------      ----------       ---------   ----------
Increase resulting from
   share repurchases ..................          .73              .15             .13             .02          .01
                                           ---------      -----------      ----------       ---------   ----------
Distributions from net
   investment income ..................         (.06)            (.03)           (.06)           (.13)        (.14)
Distributions from net realized
   foreign currency gains + ...........         (.02)             --              --             (.03)        (.02)
Distributions from net realized
   short term capital gains + .........         (.92)           (1.24)           (.31)            --           --
Distributions from net realized
   long term capital gains ............        (2.66)           (1.05)          (1.03)           (.25)         --
                                           ---------      -----------      ----------       ---------   ----------
Total distributions ...................        (3.66)           (2.32)          (1.40)           (.41)        (.16)
                                           ---------      -----------      ----------       ---------   ----------
Dilution in NAV from dividend
   reinvestment .......................         (.48)            (.22)            --              --           --
                                           ---------      -----------      ----------       ---------   ----------
Dilution in NAV from
   rights offering ....................          --               --              --              --          (.56)
                                           ---------      -----------      ----------       ---------   ----------
Offering costs charged to capital .....          --               --              --              --          (.02)
                                           ---------      -----------      ----------       ---------   ----------
Net asset value:
   End of year ........................    $   16.54      $     16.35      $    17.20       $   15.28   $    14.54
                                           =========      ===========      ==========       =========   ==========
Market value:
  End of year .........................    $   12.9375    $     13.50      $    13.375      $   11.63   $    11.50
Total investment return for the year ++
   Based upon market value ............        21.58%           18.36%          27.10%           4.65%      (12.00)%
   Based upon net asset value .........        23.85%            8.48%          21.73%           7.91%        4.19%+++
Ratio to average net assets
   Total expenses .....................          .98%             .99%           1.01%           1.01%        1.02%
   Net investment income ..............          .25%             .41%            .58%            .93%         .91%
Portfolio turnover ....................        63.27%           75.97%            109%             45%          46%
Net assets at end of year
 (000's omitted) ......................    $  505,058      $   531,098      $ 549,127       $ 496,201   $  472,591

--------------
  +  Characterized as ordinary income for tax purposes.
 ++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchaing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market price.
+++ Adjusted for the dilutive effect of the rights offering completed in June 1994.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------

To the Board of Directors and Shareholders of The New Germany Fund, Inc.


   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Germany Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 1999


1998 U.S. TAX INFORMATION
(Unaudited)
----------------------------------------------------

   The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that will be passed through to the shareholders for the fiscal year ended December 31, 1998 is $1,167,779. The foreign source income for information reporting purposes is $2,538,079. The Fund made capital gain distributions of $73,370,541 during the year.

   This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 1998.

THE YEAR 2000 ISSUE (Unaudited)
----------------------------------------------------

Background. Investment companies, as well as financial and business organizations around the world, could be adversely affected if the computer systems and embedded technology used by them and their service providers do not properly process and calculate date-related information and data from and after January 1, 2000. Investment companies are, to a much greater extent than other business organizations, dependent on their service providers for Year 2000 readiness.

Directors' Review. At each quarterly meeting, the Fund's Board of Directors receives and reviews progress reports from the Fund's principal service providers as to their Year 2000 readiness. To date the Board is satisfied that these service providers, which are the Deutsche Bank AG affiliates that act as the Fund's Manager and Investment Adviser and Investors Bank & Trust Company ("IBT"), the Fund's custodian, transfer agent and registrar, are making satisfactory progress as to their own readiness efforts involving their services to the Fund. Each has confirmed that it expects its "mission critical systems" to be compliant.

     The Fund will continue to receive updates from these and other outside vendors as they become available.

     Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected by problems of these issuers. Due to the general uncertainty inherent in the Year 2000 problem, resulting in part from the uncertainty of the Year 2000 readiness of third-party suppliers to the Fund's service providers, it remains possible that the consequences of Year 2000 failures will have a material impact on the Fund's results of operations, liquidity or financial condition.

Contingency Plan. Based on the representations made by its service providers, the Fund has not made any contingency plans relating to their services. The Fund's Directors will reassess the need for contingency plans during 1999 if progress of its service providers in achieving Year 2000 readiness falls behind current expectations.

This statement constitutes a Year 2000 readiness disclosure.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(Unaudited)
--------------------------------------------------------------

     The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from the Fund or from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 1537, Boston, Massachusetts 02205 (telephone 1-800-356-2754). A stockholder should read the Plan brochure carefully before enrolling in the Plan.

     Under the Plan, participating stockholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Fund's Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Enrollment and Withdrawal. In order to become a Plan Participant, stockholders must complete and sign the authorization form included in the Plan brochure and return it directly to the Plan Agent if shares are registered in their name. Stockholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such stockholder's behalf. Participation in the dividend reinvestment feature of the Plan is effective with the next dividend or capital gains distribution payable after the Plan Agent receives a stockholder's written authorization, provided such authorization is received prior to the record date for such dividend or distribution. A stockholder's written authorization must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order to make a cash purchase in that month.

     Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

Reinvestment of Fund Shares. Whenever the Fund declares a dividend or capital gains distribution payable either in cash or in Fund shares, or payable only in cash, the Plan Agent automatically receives Fund shares for the account of each Plan Participant except as provided in the following paragraph. The number of shares to be credited to a Plan Participant's account shall be determined by dividing the equivalent dollar amount of the dividend or distribution payable to such Plan participant by the lower of the net asset value per share or the market price per share of the Fund's common stock on the payable date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share.

     Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, the Plan Agent will apply the amount of such dividend or distribution payable to Plan Participants of the Fund in Fund shares (less such Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan Participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Plan Agent may aggregate a Plan

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(Unaudited) -- continued
--------------------------------------------------------------

Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

     For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

     The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

     The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. The Plan Agent will deduct a pro rata share of brokerage commissions incurred in connection with voluntary cash purchases from the cash payments it receives from Plan Participants on whose behalf the purchases were made. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

     The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

EXECUTIVE OFFICES

31 West 52nd Street, New York, NY 10019
(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-Germany in the U.S. or 617-443-6918 outside of the U.S.)

MANAGER
Deutsche Bank Securities Inc.

INVESTMENT ADVISER
Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company

LEGAL COUNSEL
Sullivan & Cromwell

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP


DIRECTORS AND OFFICERS

   MICHAEL W. R. DOBSON
   Chairman and Director

   JOHN A. BULT
   Director

+  JOHN H. CANNON
   Director

+  RICHARD KARL GOELTZ
   Director

   DR. FRANZ WILHELM HOPP
   Director

   ERNST-ULRICH MATZ
   Director

   CHRISTIAN STRENGER
   Director

   DR. FRANK TROMEL
   Director

+  ROBERT H. WADSWORTH
   Director

   PETER ZUHLSDORFF
   Director

   KENNETH J. TARR
   President and Chief Executive Officer

   ROBERT R. GAMBEE
   Chief Operating Officer and Secretary

   JOSEPH M. CHEUNG
   Chief Financial Officer and Treasurer

   LAURA J. WEBER
   Assistant Secretary and Assistant Treasurer


--------------
   All investment management decisions are made by a committee of United States and German advisors.
+  Member of the Audit Committee


This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MDAX index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

SUMMARY OF GENERAL INFORMATION
-------------------------------

THE FUND

The New Germany Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "GF". The Fund seeks capital appreciation primarily through investment in German equities. It is managed by Deutsche Bank Securities Inc., using investment advice from the Deutsche Asset Management International GmbH unit of Deutsche Bank AG, Germany's largest banking and financial services group.


SHAREHOLDER INFORMATION

Daily prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "NewGermanyFd". Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value, together with the Deutsche mark exchange rate and the DAX index, is available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

For periodic updates please also visit our Web site: http://www.gffund.com.

There are three Germany funds for your selection:


o    Germany Fund--investing primarily in equities of major German corporations.
o New Germany Fund--investing primarily in the middle-market German companies, and up to 20% outside Germany (with no more than 10% in any single country outside of Germany).
o Central European Equity Fund--investing primarily in Central and Eastern Europe as well as Russia.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.


18953

                                     [LOGO]

                                The New Germany
                                   Fund, Inc.


                                 Annual Report

                               December 31, 1998